[PHOTO]

VANGUARD
GROWTH AND INCOME
PORTFOLIO

Semiannual Report
June 30, 1997

[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION


At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.



                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                    Summary

                                       7


                                   Financial
                                   Statements

                                       8


                                 Directors And
                                    Officers

                               INSIDE BACK COVER




                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,


     The stock market climbed to new heights during the first half of 1997. Vanguard Growth and Income Portfolio earned a return of +19.0% during the six-month period, nicely outpacing the average competing fund but falling a bit short of our unmanaged market benchmark.

     The table below presents the Portfolio's total return (capital change plus reinvested dividends) and those of the unmanaged Standard & Poor's 500 Composite Stock Price Index and the average value (growth and income) mutual fund.

      The Portfolio's total return is based on an increase in net asset value from $22.23 per share on December 31, 1996, to $25.33 per share on June 30, 1997, with the latter figure adjusted for dividends of $0.16 per share paid from net investment income and distributions totaling $0.86 per share paid from net realized capital gains.

--------------------------------------------------------------
                                               TOTAL RETURN
                                             SIX MONTHS ENDED
                                               JUNE 30, 1997
--------------------------------------------------------------
Vanguard Growth and Income
   Portfolio*                                     +19.0%
--------------------------------------------------------------
Average Value Fund                                +16.0%
--------------------------------------------------------------
S&P 500 Index                                     +20.6%
--------------------------------------------------------------

*Known as Vanguard Quantitative Portfolios prior to April 30, 1997.


THE PERIOD IN REVIEW

A nearly perfect climate for common stocks--strong economic growth, rising corporate profits, and decelerating inflation--prevailed during the six months ended June 30. While the market's rising tide lifted all boats, large-capitalization growth stocks rose the most. The record-setting advance was interrupted by a decline of nearly -10% in the S&P 500 Index during the seven weeks following February 18. By early May, however, the market had resumed its ascent into record territory.

     Jitters about interest rates and inflation were the apparent causes of the brief slide. Although the Federal Reserve Board raised its target for the federal funds rate by a quarter-point to 5.50% on March 25, short-term interest rates ended the period where they began it (5.17% for 90-day U.S. Treasury bills). Longer-term rates were up only slightly (less than one-quarter percentage point) on balance during the first half of 1997. The stock market's strong rebound in the second quarter stemmed from a combination of factors, including strong corporate earnings reports, a lessening of inflation fears, and an easing in interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     Our Portfolio's return, while 1.6 percentage points behind the +20.6% return of the S&P 500 Index, was 3.0 points better than the average competing fund. The chief reason the Growth and Income Portfolio and most of our competitors trailed the Index was the market's extreme tilt toward very large-capitalization growth stocks.

     One indication of this bias was that the return on the S&P 500 Index was nearly double the +10.6% return on the rest of the stock market (as represented by the Wilshire 4500 Equity Index). Even within the S&P 500 Index there was a powerful bias toward big stocks: The 25 largest stocks in the Index returned +26.5% while the 475 others provided a return of +17.6%. In this "bigger was better" environment, your Portfolio was at a disadvantage versus the Index because the average market capitalization of our holdings ($21.0 billion) was well below that of the S&P 500 Index ($32.9 billion).

     The market also favored growth stocks during the period. The growth component of the S&P 500 Index outpaced the value component by a wide margin (+24.6% versus +16.5%). Growth stocks represent 44% of our Portfolio, but of course are defined as 50% of the value of the Standard & Poor's Index. Thus, we are more heavily weighted toward value stocks (those characterized by relatively low prices in relation to earnings, dividends, and book value).

     Ironically, the Portfolio's edge of 3.0 percentage points over the average competing fund during the six months was due in part to the market's large-cap bias, which hurt our performance relative to the Index. Many funds in the value category invest more heavily than our Portfolio in mid- and small-capitalization stocks, a factor that hurt their performance relative to ours. Our lower operating expenses (our annual expense ratio is about 0.40% of average net assets versus approximately 1.20% for the average value fund) also helped us to outperform our average competitor.

IN SUMMARY

The extraordinary bull market for U.S. stocks that began almost 15 years ago has amply demonstrated the rewards of long-term investing. Risk, the inseparable companion of reward, may not be so apparent after such a period. Yet investors disregard risk at their peril. So we hope that the sizable, sudden fluctuations in the stock market during the first half of 1997 reinforced two key messages that we have repeatedly stressed in these Reports to you.

     The first message, of course, concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.


/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Chairman of the Board                                  President

July 16, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1997

U.S. EQUITY MARKETS

As the economy continued to grow while the rate of inflation did not, a robust market provided solid gains to investors in U.S. common stocks during the first half of 1997. The best performers were primarily larger-capitalization issues, although the small-company indexes exhibited some strength in the final two months of the period. Over the half-year, the Standard & Poor's 500 Composite Stock Price Index gained 20.6%, fueled by a 10.8% boost since the end of April. Reflecting the gains among smaller companies, the Russell 2000 Index posted a 10.2% increase for the six-month period, driven by an 11.1% jump in May and a 4.3% rise in June. It was particularly noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 17.6% since the end of March, although at the half-year's end it still lagged the S&P 500 Index by a sizable margin (5.2% versus 20.6%).

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year, and from a widespread confidence reflected in increased price/earnings ratios. The strength in earnings, the expectation that income will continue to increase at an attractive pace, and the further conviction that inflation is not a problem helped stocks to continue to produce solid gains in the fiscal period. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.


--------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                              PERIODS ENDED JUNE 30, 1997
                                            ------------------------------
                                             6 MONTHS   1 YEAR   5 YEARS*
--------------------------------------------------------------------------
EQUITY
   S&P 500 Index                                20.6%    34.7%     19.8%
   Russell 2000 Index                           10.2     16.3      17.9
   MSCI EAFE Index                              11.4     13.2      13.2
--------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                   3.1%     8.2%      7.1%
   Lehman 10-Year Municipal
     Bond Index                                  3.3      8.3       7.4
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index                    2.6      5.3       4.5
--------------------------------------------------------------------------
OTHER
   Consumer Price Index                          1.1%     2.3%      2.7%
--------------------------------------------------------------------------

*Average annual.


     The strongest gains in the S&P 500 Index during the past six months came from the health-care sector (up 31.4%) and the consumer-staples sector (up 23.9%). By contrast, numerous uncertainties for utilities caused the issues in that sector to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The modest rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.42% at the end of December to 6.97% by the middle of April. In the following weeks, economic reports indicated a slowing in economic growth and further reduced fears of an increase in inflation. This news helped interest rates fall to 6.50% by the end of June.

     Fueled by robust consumer spending, the U.S. economy expanded at a remarkable 5.8% rate in the first three months of 1997. Reflecting the vibrant economy, the nation's unemployment rate stood at 5.0% in June. Strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first six months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     With interest rates very close to year-end levels, bond investors have fared reasonably well during the past six months, as illustrated by the 3.1% return of the Lehman Brothers Aggregate Bond Index. Investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors received fairly good returns over the past six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 11.4%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, returning 11.1% in May and 7.5% in June to U.S. investors. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, the Japanese market is up 9.2%. The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 17.0% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. For the six months, Europe gained 24.8% in local currencies, which a strong dollar trimmed to 14.4% for U.S.
investors.

[PHOTO]

REPORT FROM THE ADVISER


         We are pleased to report our investment results for the six months ended June 30, 1997. The Portfolio's total return lagged that of the unmanaged Standard & Poor's 500 Composite Stock Price Index but exceeded that of the average general value (growth and income) fund.

         Our return of 19.0% during the first half of the year placed the Portfolio in the top 25% of Morningstar's growth and income fund group, ranking 125th out of 566 funds. Long-term comparisons are even more favorable, as the table below shows.

         Our results in the first half of the year lagged the S&P 500 Index mainly due to the continued dominance of the largest securities. The largest 25 stocks, by market capitalization, in the S&P 500 Index on December 31, 1996, had a total return of 26.5% in the ensuing six months. The full Index itself returned "only" 20.6%. Most actively managed portfolios have trouble matching the Index when its largest components are driving performance.

--------------------------------------------
RANK OF VANGUARD GROWTH AND INCOME PORTFOLIO
     AMONG GROWTH AND INCOME FUNDS
         THROUGH JUNE 30, 1997
--------------------------------------------
Last 10 years           12th out of 126
Last 5 years            26th out of 224
Last 3 years            57th out of 349
Last 1 year            115th out of 536
Year to date           125th out of 566
--------------------------------------------

Source: Morningstar, Inc.

         We build and maintain our Portfolio by making a series of analytical measurements on a large universe of securities. Our attempts to identify undervalued securities use three basic types of yardsticks:

         - Fundamental momentum measures. These analytical methods are directed toward identifying companies whose business and near-term business prospects are relatively strong.

         - Relative value measures. These quantify the attractiveness of a stock's price relative to such financial ratios as book value, sales, or earnings.

         - Future cash flow. These analytical measures identify likely favorable payoffs in terms of future earnings and dividends for an investment made today.

         Vanguard Growth and Income Portfolio uses these measures of value in developing investment strategies. We believe that using multiple measures to select securities will help to deliver consistent results and that the long-term performance comparisons lend credence to our view. Each method of determining value contributed to our above-peer-group performance in the first half of 1997.

         As mentioned in our Report to you six months ago, we have slightly increased the "bets" we make versus the S&P 500 Index by taking moderately larger positions in individual securities relative to their weightings in the Index. We believe this will cause only a negligible increase in the volatility of our returns versus those of the Index.

         We repeat a point we try to make in every shareholder report: We are long-term investors. We do not expect to be near the top of a list of equity funds for every short-term period of comparison. We are, of course, happy when this is the case. Our goal, however, is to be at the top of these lists over the long term. Our


INVESTMENT PHILOSOPHY

The Portfolio reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.

investors should have a long-range perspective and a desire for exposure to equities. We expect to be fully invested as a matter of investment policy. Our goal is to provide superior equity returns over extended periods.

         Our outlook for the future is positive. We have demonstrated an ability to outperform most active managers in a difficult period for active management. In periods when active management outperforms indexing, we believe that we will outperform both our peers and indexing alternatives to a meaningful degree.

         We believe that our past success illustrates the effectiveness of the Franklin game plan, which is to seek to win while avoiding periods of major loss. Our goal with your assets is to be consistently above average. We believe that consistency builds strong long-term performance, and that it will continue to make Vanguard Growth and Income Portfolio an attractive option for equity investors.

John Nagorniak
Franklin Portfolio Associates

July 8, 1997

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

GROWTH AND INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 10, 1986-JUNE 30, 1997

----------------------------------------------
       GROWTH AND INCOME PORTFOLIO    S&P 500
FISCAL   CAPITAL    INCOME    TOTAL     TOTAL
YEAR      RETURN    RETURN   RETURN    RETURN
----------------------------------------------
1986       -3.1%      0.0%    -3.1%     -3.3%
1987        1.8       2.2      4.0       5.3
1988       13.1       3.7     16.8      16.6
1989       27.6       4.4     32.0      31.7
1990       -5.7       3.3     -2.4      -3.1
1991       26.4       3.9     30.3      30.5
1992        4.2       2.8      7.0       7.6
1993       11.4       2.4     13.8      10.1
1994       -3.1       2.5     -0.6       1.3
1995       33.1       2.8     35.9      37.6
1996       20.9       2.2     23.1      23.0
1997*      18.3       0.7     19.0      20.6
----------------------------------------------

*Six months ended June 30, 1997.

See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997

-------------------------------------------------------------------------------------------
                                                                          10 YEARS
                                 INCEPTION                       --------------------------
                                    DATE     1 YEAR   5 YEARS    CAPITAL   INCOME    TOTAL
-------------------------------------------------------------------------------------------
Growth and Income Portfolio       12/10/86   33.65%    19.78%    11.50%    3.03%     14.53%
-------------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
JUNE 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


---------------------------------------------------------
                                                   MARKET
GROWTH AND                                         VALUE*
INCOME PORTFOLIO                      SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (94.7%)(1)
---------------------------------------------------------
AUTO & TRANSPORTATION (2.4%)
   Ford Motor Co.                    775,600    $  29,279
-  Halter Marine Group, Inc.          13,502          324
   Union Pacific Corp.               103,000        7,262
-  Yellow Corp.                       78,200        1,740
                                                ---------
                                                   38,605
                                                ---------

CONSUMER DISCRETIONARY (13.1%)
-  AccuStaff, Inc.                    94,000        2,227
-  Costco Cos., Inc.                 342,900       11,273
   Dayton-Hudson Corp.               768,100       40,853
   Deluxe Corp.                      106,400        3,631
   The Walt Disney Co.               261,600       20,993
-  Federated Department Stores       258,600        8,986
   Gannett Co., Inc.                  52,400        5,175
-  HFS Inc.                          261,000       15,138
   Home Depot, Inc.                  344,200       23,728
   King World Productions, Inc.      350,500       12,268
   Knight-Ridder, Inc.               157,200        7,713
   Liz Claiborne, Inc.                73,600        3,432
   NIKE, Inc. Class B                 24,400        1,424
-  Robert Half International, Inc.    12,100          570
   Russell Corp.                      95,100        2,817
-  Ryan's Family Steak Houses, Inc.  431,700        3,670
   Service Corp. International       212,500        6,986
   TJX Cos., Inc.                    250,200        6,599
   Tribune Co.                       237,400       11,410
   Wal-Mart Stores, Inc.             368,200       12,450
-  Woolworth Corp.                   587,000       14,088
                                                ---------
                                                  215,431
                                                ---------

CONSUMER STAPLES (5.5%)
   The Coca-Cola Co.                 358,900       24,226
   Adolph Coors Co. Class B           83,200        2,194
   Gillette Co.                       55,600        5,268
   Great Atlantic & Pacific
     Tea Co., Inc.                   100,400        2,730
   Interstate Bakeries                70,900        4,205
   Philip Morris Cos., Inc.          567,300       25,174
   Procter & Gamble Co.               85,184       12,032
   SuperValu Inc.                    430,100       14,839
                                                ---------
                                                   90,668
                                                ---------

FINANCIAL SERVICES (18.6%)
   Aegon NV ARS                       62,209        4,358
   H.F. Ahmanson & Co.               289,500       12,449
   Allstate Corp.                     70,800        5,168
   American International
     Group, Inc.                     380,050       56,770
   Automatic Data Processing, Inc.   133,300        6,265
   Banc One Corp.                     78,200        3,788
   BankAmerica Corp.                 612,400       39,538
   Bankers Trust New York Corp.       75,400        6,560
   CIGNA Corp.                       212,900       37,790
   Conseco Inc.                       15,800          585
   The Dun & Bradstreet Corp.        201,700        5,295
   First Chicago NBD Corp.            83,350        5,043
   First Union Corp.                  58,000        5,365
   Golden West Financial Corp.         6,200          434
   Green Tree Financial Corp.        113,100        4,029
   J.P. Morgan & Co., Inc.           146,300       15,270
   Morgan Stanley, Dean Witter,
     Discover and Co.                341,055       14,687
   NationsBank Corp.                 214,900       13,861

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   PNC Bank Corp.                    143,800    $   5,986
-  Providian Financial Corp.         143,200        4,600
   SouthTrust Corp.                    9,000          372
   Torchmark Corp.                    30,600        2,180
   Travelers Group Inc.              888,700       56,044
                                                ---------
                                                  306,437
                                                ---------

HEALTH CARE (11.9%)
   Abbott Laboratories               303,240       20,241
-  ALZA Corp.                        296,600        8,601
   American Home Products Corp.      159,800       12,225
   Amgen, Inc.                       128,700        7,473
-  Beverly Enterprises, Inc.         258,300        4,197
   Cardinal Health, Inc.              63,900        3,658
   Columbia/HCA Healthcare Corp.     235,100        9,242
-  HEALTHSOUTH Corp.                 208,000        5,187
   Johnson & Johnson                 638,800       41,123
   Merck & Co., Inc.                 573,900       59,399
   Shared Medical Systems Corp.       55,300        2,972
   U.S. Surgical Corp.               332,600       12,389
-  Wellpoint Health Networks Inc.
     Class A                         192,200        8,817
                                                ---------
                                                  195,524
                                                ---------

INTEGRATED OILS (6.0%)
   Atlantic Richfield Co.            176,200       12,422
   Exxon Corp.                       544,800       33,505
   Pennzoil Co.                      286,200       21,966
   Phillips Petroleum Co.             75,900        3,321
   Royal Dutch Petroleum Co. ADR     275,600       14,986
   Texaco Inc.                        53,500        5,818
   USX-Marathon Group                210,600        6,081
                                                ---------
                                                   98,099
                                                ---------

OTHER ENERGY (3.2%)
   Baker Hughes, Inc.                192,800        7,459
   Burlington Resources, Inc.        483,200       21,321
   Halliburton Co.                   126,300       10,009
   Helmerich & Payne, Inc.            78,300        4,512
-  Western Atlas, Inc.               125,000        9,156
                                                ---------
                                                   52,457
                                                ---------

MATERIALS & PROCESSING (6.7%)
   Archer-Daniels-Midland Co.        461,680       10,850
   Avery Dennison Corp.              241,800        9,702
   Centex Corp.                      268,700       10,916
   Crown Cork & Seal Co., Inc.       112,100        5,990
   Dow Chemical Co.                  249,700       21,755
   Martin Marietta Materials, Inc.    71,847        2,326
   Moore Corp. Ltd.                  586,700       11,551
   Nucor Corp.                        86,500        4,887
   Phelps Dodge Corp.                 71,200        6,065
   Praxair, Inc.                     107,400        6,014
   Sigma-Aldrich Corp.                44,400        1,551
   USX-U.S. Steel Group              526,400       18,457
                                                ---------
                                                  110,064
                                                ---------

PRODUCER DURABLES (4.2%)
   Caterpillar, Inc.                 114,000       12,241
   Dover Corp.                        30,200        1,857
   Ingersoll-Rand Co.                387,100       23,903
   Lockheed Martin Corp.              69,478        7,195
   Oakwood Homes Corp.               100,200        2,405
   Raychem Corp.                     204,900       15,239
   Snap-On Inc.                      131,100        5,162
   Thomas & Betts Corp.               21,200        1,114
                                                ---------
                                                   69,116
                                                ---------

TECHNOLOGY (12.2%)
-  Compaq Computer Corp.             571,900       56,761
-  CompUSA, Inc.                      61,600        1,324
   General Dynamics Corp.            124,900        9,368
   Hewlett-Packard Co.               219,000       12,264
   Intel Corp.                       356,100       50,410
   Lucent Technologies, Inc.         313,731       22,608
-  NCR Corp.                          16,006          476
-  Oracle Corp.                      254,900       12,825
-  Seagate Technology                 34,300        1,207
-  Storage Technology Corp.           42,800        1,905
-  Sun Microsystems, Inc.            479,200       17,820
-  Tech Data Corp.                   264,400        8,296
-  Western Digital Corp.             142,000        4,491
                                                ---------
                                                  199,755
                                                ---------

UTILITIES (7.4%)
-  AirTouch Communications, Inc.     318,800        8,727
   Bell Atlantic Corp.                82,000        6,222
   Consolidated Edison Co.
     of New York, Inc.               101,600        2,991
   Entergy Corp.                     514,800       14,093
   Houston Industries, Inc.          930,400       19,945
   Northern States Power Co.         240,800       12,461
   PP&L Resources Inc.               447,500        8,922
   PacifiCorp                        720,300       15,847
   Peoples Energy Corp.               45,100        1,688
   Public Service Enterprise
     Group Inc.                      889,900       22,248
   Unicom Corp.                      351,000        7,810
                                                ---------
                                                  120,954
                                                ---------

OTHER (3.5%)
   Cooper Industries, Inc.           214,800       10,686
   General Electric Co.              690,600       45,148
   Trinity Industries, Inc.           38,800        1,232
                                                ---------
                                                   57,066
                                                ---------
---------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,157,466)                             1,554,176
---------------------------------------------------------
                                         FACE
                                       AMOUNT
                                        (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.1%)
---------------------------------------------------------
U.S. TREASURY BILL
(2)5.28%, 9/18/97                    $ 2,150        2,126
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.93%, 7/1/97                      97,104       97,104
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $99,231)                                   99,230
---------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (COST $1,256,697)                             1,653,406
---------------------------------------------------------

---------------------------------------------------------
                                                   MARKET
GROWTH AND                                         VALUE*
INCOME PORTFOLIO                                    (000)
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
---------------------------------------------------------
Other Assets--Note C                           $   23,286
Liabilities                                       (36,355)
                                                ---------
                                                  (13,069)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 64,753,947 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)           $1,640,337
=========================================================

NET ASSET VALUE PER SHARE                          $25.33
=========================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
(1)The combined market value of common stocks and S&P 500 Index futures contracts represents 98.4% of net assets.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depository Receipt.
ARS--American Registered Share.


-------------------------------------------------------------
                                      AMOUNT              PER
                                       (000)            SHARE
-------------------------------------------------------------
AT JUNE 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
Paid in Capital                   $1,135,232           $17.53
Undistributed Net
  Investment Income                    3,966              .06
Accumulated Net
  Realized Gains                     103,744             1.60
Unrealized Appreciation--Note E
  Investment Securities              396,709             6.13
  Futures Contracts                      686              .01
-------------------------------------------------------------
NET ASSETS                        $1,640,337           $25.33
=============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------
                                           GROWTH AND INCOME PORTFOLIO
                                        SIX MONTHS ENDED JUNE 30, 1997
                                                                 (000)
----------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                   $ 14,373
  Interest                                                       2,024
                                                              --------
    Total Income                                                16,397
                                                              --------

EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                      998
    Performance Adjustment                                        (257)
  The Vanguard Group--Note C
    Management and Administrative                                1,697
    Marketing and Distribution                                     173
  Taxes (other than income taxes)                                   53
  Custodian Fees                                                     1
  Auditing Fees                                                      4
  Shareholders' Reports                                             29
  Annual Meeting and Proxy Costs                                     1
  Directors' Fees and Expenses                                       2
                                                              --------
    Total Expenses                                               2,701
    Expenses Paid Indirectly--Note C                               (58)
                                                              --------
    Net Expenses                                                 2,643
----------------------------------------------------------------------
NET INVESTMENT INCOME                                           13,754
----------------------------------------------------------------------
REALIZED NET GAIN
  Investment Securities Sold                                    96,453
  Futures Contracts                                              8,601
----------------------------------------------------------------------
REALIZED NET GAIN                                              105,054
----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                        134,387
  Futures Contracts                                                116
----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               134,503
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $253,311
======================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------
                                                          GROWTH AND INCOME PORTFOLIO
                                                       ------------------------------------
                                                          SIX MONTHS                  YEAR
                                                               ENDED                 ENDED
                                                       JUN. 30, 1997         DEC. 31, 1996
                                                               (000)                 (000)
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $   13,754            $   21,806
  Realized Net Gain                                          105,054               132,043
  Change in Unrealized Appreciation (Depreciation)           134,503                77,181
                                                          ---------------------------------
    Net Increase in Net Assets Resulting from Operations     253,311               231,030
                                                          ---------------------------------
DISTRIBUTIONS
  Net Investment Income                                      (10,222)              (21,371)
  Realized Capital Gain                                      (51,984)              (96,032)
                                                          ---------------------------------
    Total Distributions                                      (62,206)             (117,403)
                                                          ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                     254,041               352,761
  Issued in Lieu of Cash Distributions                        59,914               112,927
  Redeemed                                                  (150,138)             (203,347)
                                                          ---------------------------------
    Net Increase from Capital Share Transactions             163,817               262,341
-------------------------------------------------------------------------------------------
  Total Increase                                             354,922               375,968
-------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                      1,285,415               909,447
  End of Period                                           $1,640,337            $1,285,415
===========================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                      10,780                16,557
  Issued in Lieu of Cash Distributions                         2,591                 5,223
  Redeemed                                                    (6,442)               (9,549)
                                                          ---------------------------------
    Net Increase in Shares Outstanding                         6,929                12,231
===========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------
                                                                       GROWTH AND INCOME PORTFOLIO
                                                                          YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                    SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD                        JUNE 30, 1997      1996      1995      1994      1993      1992
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $22.23    $19.95    $15.56    $16.45    $16.30    $16.32
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                              .21       .41       .41       .40       .40       .44
     Net Realized and Unrealized Gain (Loss)
       on Investments                                  3.91      4.09      5.14      (.50)     1.83       .69
                                                    -----------------------------------------------------------
       Total from Investment Operations                4.12      4.50      5.55      (.10)     2.23      1.13
                                                    -----------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income              (.16)     (.40)     (.42)     (.39)     (.39)     (.44)
     Distributions from Realized Capital Gains         (.86)    (1.82)     (.74)     (.40)    (1.69)     (.71)
                                                    -----------------------------------------------------------
       Total Distributions                            (1.02)    (2.22)    (1.16)     (.79)    (2.08)    (1.15)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $25.33    $22.23    $19.95    $15.56    $16.45    $16.30
===============================================================================================================

TOTAL RETURN                                         19.00%    23.06%    35.93%    -0.61%    13.83%     7.01%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)            $1,640    $1,285      $909      $596      $531      $416
     Ratio of Total Expenses to
       Average Net Assets                            0.38%*     0.38%     0.47%     0.48%     0.50%     0.40%
     Ratio of Net Investment Income to
       Average Net Assets                            1.91%*     1.97%     2.25%     2.50%     2.22%     2.67%
     Portfolio Turnover Rate                           82%*       75%       59%       71%       85%       51%
     Average Commission Rate Paid                    $.0373    $.0333       N/A       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Portfolio (formerly Vanguard Quantitative Portfolios) is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES: The Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The Portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended June 30, 1997, the advisory fee represented an effective annual basic rate of 0.14% of the Portfolio's average net assets before a decrease of $257,000 (an annual rate of 0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the board of directors. At June 30, 1997, the Portfolio had contributed capital of $119,000 to Vanguard (included in Other Assets), representing 0.6% of Vanguard's capitalization. The Portfolio's directors and officers are also directors and officers of Vanguard.

     Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the six months ended June 30, 1997, these arrangements reduced the Portfolio's expenses by $58,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended June 30, 1997, the Portfolio purchased $651,118,000 of investment securities and sold $556,935,000 of investment securities, other than U.S. government securities and temporary cash investments.

E. At June 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $396,709,000, consisting of unrealized gains of $405,793,000 on securities that had risen in value since their purchase and $9,084,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 1997, the aggregate settlement value of open futures contracts expiring in September 1997 and the unrealized appreciation were:


---------------------------------------------------------------------
                                                     (000)
                                          ---------------------------
                                           AGGREGATE
                             NUMBER OF     SETTLEMENT    UNREALIZED
FUTURES CONTRACTS         LONG CONTRACTS     VALUE      APPRECIATION
---------------------------------------------------------------------
S&P 500 Index                  135          $60,092          $686
---------------------------------------------------------------------

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
          and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
          Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
          Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder,
          Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
          American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America,
          Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
          NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey
          & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q932-6/97